Exhibit 10.12


                                  AMENDMENT TO
                                  ------------

                              EMPLOYMENT AGREEMENT
                              --------------------


     This AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT is entered into this 25th day of September, 2007, between 40|86 Advisors, Inc. (the "Company") and Eric R. Johnson ("Executive").

                                    Recitals
                                    --------

     A. The Company and Executive entered into an Amended and Restated Employment Agreement dated as of October 6, 2006 (the "Agreement"), the term of which is scheduled to expire on September 10, 2007.

     B. The Company and Executive desire to amend the Agreement to extend its Term (as defined in the Agreement) and to make the other changes set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged:

     1. Section 2 of the Agreement is hereby amended solely to change the ending date of the Term from September 10, 2007 to September 10, 2008. All other provisions of Section 2 of the Agreement shall remain unchanged.

     2. Section 5(b) of the Agreement is hereby amended solely to change "2007 bonus in the penultimate sentence to "2008 bonus." All other provisions of Section 5(b) of the Agreement shall remain unchanged.

     3. Section 11(d) of the Agreement is hereby amended solely to change "two times" to "one and one-half times" in clause (ii) of the first sentence of Section 11(d) of the Agreement. All other provisions of
          Section 11(d) of the Agreement shall remain unchanged.

     4. All provisions of the Agreement not amended hereby shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Employment Agreement as of the date first above written.


                                      40|86 ADVISORS, INC.


                                      By:/s/ Karl W. Kindig
                                         --------------------------------
                                         Assistant Secretary

                                      /s/ Eric R. Johnson
                                      -----------------------------------
                                      Eric R. Johnson